November 1, 2004
Fund Profile
First American Strategy Funds, Inc.
ASSET CLASS ~ Asset Allocation Funds

Asset Allocation Funds U.S. Bank 401(k) Savings Plan Class Y Shares	Strategy Aggressive Allocation Fund Strategy Growth Allocation Fund Strategy Growth & Income Allocation Fund Strategy Income Allocation Fund

This profile is intended for use in connection with the U.S. Bank 401(k) Savings Plan and is not intended for use by other investors.

This profile summarizes key information about the funds that is included in the funds’ prospectus. The funds’ prospectus includes additional information about the funds, including a more detailed description of the risks associated with investing in the funds that you may want to consider before you invest. You may obtain the prospectus and other information about the funds at no cost by calling First American Funds Investor Services at 800 677-FUND, or by contacting your investment professional.

First American Asset Allocation FUNDS

Objective

Strategy Aggressive Allocation Fund seeks a high level of capital growth.

Strategy Growth Allocation Fund seeks capital growth with a moderate level of current income.

Strategy Growth & Income Allocation Fund seeks both capital growth and current income.

Strategy Income Allocation Fund seeks a high level of current income consistent with limited risk to capital.

Main Investment Strategies

Each fund seeks to achieve its objective by investing in a variety of other mutual funds that are also advised by the funds’ investment advisor. Strategy Aggressive Allocation Fund and Strategy Growth Allocation Fund seek their objectives by providing high allocations to various equity categories, including small company and international company equity securities, with relatively little emphasis on fixed income securities. Strategy Growth & Income Allocation Fund takes a more evenly balanced approach to equity securities and fixed income investments. Strategy Income Allocation Fund provides a high allocation to fixed income investments, but also has a limited equity component designed to help offset inflation and provide a source for potential increases in income over time.

The underlying funds in which the Asset Allocation Funds invest include the fifteen equity funds and three fixed income funds named in the table below and Prime Obligations Fund, a money market fund. The funds’ advisor allocates and reallocates each fund’s assets among the underlying funds within ranges designed to reflect the funds’ differing balances between the investment objectives of current income and growth of capital. The following table illustrates these ranges, expressed as percentages of the funds’ net assets.

	Strategy Aggressive Allocation Fund		Strategy Growth Allocation Fund		Strategy Growth & Income Allocation Fund		Strategy Income Allocation Fund

	MIN	MAX	MIN	MAX	MIN	MAX	MIN	MAX

Equity Funds as a whole	60%	100%	50%	90%	35%	75%	15%	50%
Equity Income Fund	0%	15%	0%	25%	0%	35%	0%	45%
Equity Index Fund	0%	80%	0%	75%	0%	60%	0%	50%
Large Cap Growth Opportunities Fund	0%	50%	0%	45%	0%	40%	0%	25%
Large Cap Select Fund	0%	70%	0%	65%	0%	55%	0%	35%
Large Cap Value Fund	0%	50%	0%	45%	0%	40%	0%	25%
Mid Cap Growth Opportunities Fund	0%	40%	0%	30%	0%	20%	0%	10%
Mid Cap Index Fund	0%	60%	0%	45%	0%	30%	0%	20%
Mid Cap Value Fund	0%	40%	0%	30%	0%	20%	0%	10%
Small Cap Growth Opportunities Fund	0%	40%	0%	30%	0%	20%	0%	10%
Small Cap Index Fund	0%	50%	0%	40%	0%	25%	0%	15%
Small Cap Select Fund	0%	40%	0%	30%	0%	20%	0%	10%
Small Cap Value Fund	0%	40%	0%	30%	0%	20%	0%	10%
Real Estate Securities Fund	0%	20%	0%	20%	0%	20%	0%	20%
Technology Fund	0%	15%	—	—	—	—	—	—
International Fund	0%	35%	0%	30%	0%	25%	0%	15%
Fixed Income Funds as a whole	0%	40%	0%	50%	25%	65%	50%	85%
Core Bond Fund	0%	40%	0%	50%	10%	65%	25%	85%
High Income Bond Fund	0%	20%	0%	20%	0%	20%	0%	25%
Inflation Protected Securities Fund	0%	15%	0%	25%	0%	35%	0%	45%
Prime Obligations Fund	0%	35%	0%	35%	0%	35%	0%	35%

In addition to investing in Prime Obligations Fund, each fund also may invest in cash, U.S. dollar-denominated high-quality money market instruments, and other short-term securities. Normally, each fund’s aggregate investment in these items and in Prime Obligations Fund will not exceed the maximum percentage in the above table for Prime Obligations Fund. However, in an attempt to respond to adverse market, economic, political, or other conditions, each fund may temporarily invest without limit in cash, U.S. dollar-denominated high-quality money market instruments, and other short-term securities. Investing a significant percentage of a fund’s assets in these securities may prevent the fund from achieving its objectives.

Additional Information about the funds’ investments is available in the funds’ annual and semiannual reports to shareholders. In the funds’ annual report you will find a discussion of the market conditions and investment strategies that significantly affected the funds’ performance during the last fiscal year. You may obtain either or both of these reports at no cost by calling First American Funds Investor Services at 800 677-FUND.

NOT FDIC INSURED NO BANK GUARANTEE MAY LOSE VALUE
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Main Risks

The value of your investment in a fund will change daily, which means you could lose money. The main risks of investing in the funds include:

Active Management   Each fund is actively managed and its performance therefore will reflect in part the advisor’s ability to make asset allocation and other investment decisions which are suited to achieving the fund’s investment objectives. Due to their active management, the funds could underperform other mutual funds with similar investment objectives.

Additional Expenses   Investing in the underlying funds through an investment in one of the funds involves additional expenses that would not be present in a direct investment in the underlying funds. See “Fees and Expenses.”

Risks Associated with the Underlying Funds   The funds are subject to the risks of the underlying funds in which they invest. These risks include:

  The underlying funds (other than Equity Index Fund, Mid Cap Index Fund, and Small Cap Index Fund) are actively managed and therefore may underperform other mutual funds with similar investment objectives.
  Each underlying fund is subject to the risk of generally adverse markets. In general, the market prices of equity securities frequently are subject to greater volatility than the prices of fixed income securities. Therefore, the net asset values of funds which invest higher proportions of their assets in equity funds may be more volatile than funds which are limited to lower proportions.
  Small Cap Growth Opportunities Fund, Small Cap Value Fund, International Fund, Small Cap Select Fund, and Small Cap Index Fund are subject to the risks of investing in small-capitalization companies. These stocks historically have experienced greater price volatility than stocks of larger capitalization companies.
  Mid Cap Growth Opportunities Fund, Small Cap Select Fund, Small Cap Growth Opportunities Fund, and Technology Fund invest in initial public offerings (IPOs). IPOs generally have limited operating histories, and prospects for future profitability are uncertain. Prices of IPOs may also be unstable due to the absence of a prior public market, the small number of shares available for trading, and limited investor information.
  Mid Cap Growth Opportunities Fund, Mid Cap Index Fund, and Mid Cap Value Fund invest in stocks of mid-capitalization companies. Although these stocks may be slightly less volatile than those of small-capitalization companies, they still involve substantial risk.
  Real Estate Securities Fund and Technology Fund are subject to risks associated with non-diversification and with concentrating their investments in the real estate industry and technology industry, respectively, and with respect to Real Estate Securities Fund, the risks associated with direct investments in real estate investment trusts.
  International Fund is subject to risks associated with investing in foreign securities, including currency risk. Inflation Protected Securities Fund, which may invest up to 20% of its net assets in non-dollar denominated securities and may invest without limitation in U.S. dollar denominated securities of foreign issuers, is also subject to these risks. These risks are particularly significant in emerging markets, where International Fund may invest up to 15% of its assets. International Fund and Inflation Protected Securities Fund are also subject to the risks of entering into foreign currency hedging transactions.
  Most of the other equity funds invest a portion of their assets in foreign securities which are dollar-denominated and publicly traded in the United States, and which may involve risks not associated with the securities of domestic issuers.
  The funds, except for Prime Obligations Fund, may utilize derivatives such as options, futures contracts, options on futures contracts, and, in the case of the fixed income funds, interest rate caps and floors, interest rate, total return and credit default swap agreements, and options on the foregoing types of swap agreements. A fund will suffer a loss in connection with its use of derivatives if interest rates, indices, or securities prices do not move in the direction anticipated by each fund’s advisor when entering into the derivative instrument or, in the case of credit default swaps, if the fund’s advisor does not correctly evaluate the creditworthiness of the company or companies on which the swap is based.
  In addition to the derivatives contracts in which the other underlying funds may invest, Inflation Protected Securities Fund may invest in commodity-linked derivative instruments, which may subject the fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.
  The fixed income funds are subject to interest rate risk (the risk that debt securities held by a fund will decrease in value when interest rates rise), income risk (the risk that a fund’s income could decline due to falling market interest rates), credit risk (the risk that the issuer of debt securities will not make timely principal or interest payments on its securities), and call risk (the risk that the issuer of debt securities will prepay those securities before their stated maturity, requiring the fund to reinvest the prepayment at a lower interest rate). Income distributions for Inflation Protected Securities Fund are expected to fluctuate significantly more than those of a typical bond fund, since the fund’s income will change with changes in inflation.
  The fixed income funds may invest in mortgage- and/or asset-backed securities. These are subject to the risk that falling interest rates will cause faster than expected prepayments of the obligations underlying the securities, which must be reinvested at lower interest rates. They are also subject to the risk that rising interest rates will cause prepayments to slow, extending the life of mortgage- and asset-backed securities with lower interest rates.
  Most of the fixed income funds may invest up to 25% of their total assets in dollar roll transactions, which could increase the volatility of the fund’s share price and possibly diminish the fund’s investment performance.
  Most of the underlying funds lend their portfolio securities to broker-dealers, banks, and other institutions. These funds are subject to the risk that the other party to the securities lending agreement will default on its obligations.
  High Income Bond Fund invests primarily in non-investment grade debt obligations, which are commonly called “high-yield” securities or “junk bonds.” Inflation Protected Securities Fund also may invest in such securities. In addition, Equity Income Fund may invest in non-investment grade convertible
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  debt obligations. High-yield securities generally have more volatile prices and carry more risk to principal than investment grade securities.
  Under normal market conditions, Inflation Protected Securities Fund invests primarily in inflation protected debt securities. Periodic adjustments for inflation to the principal amount of an inflation protected security will give rise to original issue discount, which will be includable in the underlying fund’s gross income. Because the underlying fund is required to distribute its taxable income to avoid corporate level tax, the fund may be required to make annual distributions to shareholders that exceed the cash it receives, which may require the fund to liquidate certain investments when it is not advantageous to do so.
  The U.S. Treasury uses the Consumer Price Index for Urban Consumers (CPI-U) as the inflation measure for the inflation protected debt securities it issues. Inflation protected bonds issued by foreign governments and corporations are generally linked to a non-U.S. inflation rate. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States. There may be a lag between the time a security is adjusted for inflation and the time interest is paid on that security. This may have an adverse effect on the trading price of the security, particularly during periods of significant, rapid changes in inflation. In addition, to the extent that inflation has increased during the period of time between the inflation adjustment and the interest payment, the interest payment will not be protected from the inflation increase.
  The market for inflation protected debt securities is relatively new and is still developing. For this reason, the market may, at times, have relatively low trading volume, which could result in lower liquidity and increased volatility in prices.
  Prime Obligations Fund seeks to preserve a value of $1.00 per share. A major change in interest rates or a default on a security or repurchase agreement held by the fund could cause the value to decline.

Possible Conflicts of Interest   The funds and the underlying funds have the same officers, directors, and investment advisor. If situations arise in which the interests of the funds are different from those of the underlying funds, these officers and directors and the advisor could be subject to conflicts of interest. For example, the advisor might determine that a fund should reduce its allocation of assets to a particular underlying fund, thus requiring the fund to redeem shares of the underlying fund, at a time when it is not in the best interests of the underlying fund to sell portfolio securities in order to meet the redemption request. The advisor will monitor the operations of the funds and the underlying funds for potential conflicts of interest, and recommend to the funds’ board of directors the steps which it believes are necessary to avoid or minimize adverse consequences to the funds and the underlying funds.

Fund Performance

The charts and tables that follow provide you with information on each fund’s volatility and performance. Of course, each fund’s past performance is not necessarily an indication of how the fund will perform in the future.

The bar charts show you how performance of each fund has varied from year to year. The tables compare each fund’s share performance over different time periods to that of the fund’s benchmark indices, which are broad measures of market performance. The benchmark indices are unmanaged, have no sales loads or expenses, and are unavailable for investment.

Both the charts and the tables assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, each fund’s performance would be reduced.

Performance figures represent actual performance of the funds. Performance of an investment in the funds through the U.S. Bank 401(k) plan will be lower than the actual performance of the funds due to certain expenses incurred by the plan. The return and principal value of your investment may fluctuate and, therefore, upon redemption, your investment may be worth more or less than the original cost.

Strategy Aggressive Allocation FUND

ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR

–19.13%	29.57%

2002	2003

Best Quarter: Quarter ended	June 30, 2003	14.86%
Worst Quarter: Quarter ended	September 30, 2002	(15.52)%

AVERAGE ANNUAL TOTAL RETURNS AS OF 9/30/04	Inception Date	One Year	Since Inception

Strategy Aggressive Allocation Fund	9/24/01	14.02%	6.68%

Standard & Poor’s Composite 500 Index[1]		13.87%	4.05%

Lehman Government/Credit Bond Index[2]		3.33%	6.32%

1An unmanaged index of large capitalization stocks. The since inception performance of the index is calculated from 9/30/01.

2An unmanaged index of Treasury securities, other securities issued by the U.S. government or its agencies or instrumentalities, and investment grade corporate debt securities. The since inception performance of the index is calculated from 9/30/01.

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Fund Performance (CONTINUED)

Strategy Growth Allocation FUND

ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR

–15.53%	24.46%

2002	2003

Best Quarter: Quarter ended	June 30, 2003	12.43%
Worst Quarter: Quarter ended	September 30, 2002	(12.53)%

AVERAGE ANNUAL TOTAL RETURNS AS OF 9/30/04	Inception Date	One Year	Since Inception

Strategy Growth Allocation Fund	9/24/01	12.34%	6.22%

Standard & Poor’s Composite 500 Index[1]		13.87%	4.05%

Lehman Government/Credit Bond Index[2]		3.33%	6.32%

1An unmanaged index of large capitalization stocks. The since inception performance of the index is calculated from 9/30/01.

2An unmanaged index of Treasury securities, other securities issued by the U.S. government or its agencies or instrumentalities, and investment grade corporate debt securities. The since inception performance of the index is calculated from 9/30/01.

Strategy Growth & Income Allocation FUND

ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR

–11.37%	19.72%

2002	2003

Best Quarter: Quarter ended	June 30, 2003	10.29%
Worst Quarter: Quarter ended	September 30, 2002	(9.53)%

AVERAGE ANNUAL TOTAL RETURNS AS OF 9/30/04	Inception Date	One Year	Since Inception

Strategy Growth & Income Allocation Fund	9/24/01	10.39%	5.83%

Standard & Poor’s Composite 500 Index[1]		13.87%	4.05%

Lehman Government/Credit Bond Index[2]		3.33%	6.32%

1An unmanaged index of large capitalization stocks. The since inception performance of the index is calculated from 9/30/01.

2An unmanaged index of Treasury securities, other securities issued by the U.S. government or its agencies or instrumentalities, and investment grade corporate debt securities. The since inception performance of the index is calculated from 9/30/01.

Strategy Income Allocation FUND

ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR

–1.65%	13.01%

2002	2003

Best Quarter: Quarter ended	June 30, 2003	7.01%
Worst Quarter: Quarter ended	September 30, 2002	(3.75)%

AVERAGE ANNUAL TOTAL RETURNS AS OF 9/30/04	Inception Date	One Year	Since Inception

Strategy Income Allocation Fund	9/24/01	7.02%	6.02%

Standard & Poor’s Composite 500 Index[1]		13.87%	4.05%

Lehman Government/Credit Bond Index[2]		3.33%	6.32%

1An unmanaged index of large capitalization stocks. The since inception performance of the index is calculated from 9/30/01.

2An unmanaged index of Treasury securities, other securities issued by the U.S. government or its agencies or instrumentalities, and investment grade corporate debt securities. The since inception performance of the index is calculated from 9/30/01.

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Fees and Expenses

As an investor, you pay fees and expenses to buy and hold shares of the funds. You pay shareholder fees directly when you buy or sell shares. You pay annual operating expenses indirectly since they are deducted from fund assets. As illustrated in other tables under this caption, fund shareholders also indirectly bear a portion of the underlying funds’ expenses. Annual fund operating expenses are based on the fund’s most recently completed fiscal year.1

	Strategy Aggressive Allocation Fund	Strategy Growth Allocation Fund	Strategy Growth & Income Allocation Fund	Strategy Income Allocation Fund

SHAREHOLDER FEES (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	None	None	None	None
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets) (as a percentage of average net assets)

Management Fees	0.25%	0.25%	0.25%	0.25%
Distribution and Service (12b-1) Fees	None	None	None	None
Other Expenses	0.42%	0.40%	0.38%	0.44%
Total Annual Fund Operating Expenses	0.67%	0.65%	0.63%	0.69%

1Net expenses for the fiscal year were actually lower than those shown in the table because of fee waivers by the advisor. The net expenses the fund actually paid (after waivers) for the fiscal year ended September 30, 2003, were:

Waiver of Fund Expenses	(0.52)%	(0.50)%	(0.48)%	(0.54)%
Net Expenses (After Waivers)	0.15%	0.15%	0.15%	0.15%

The advisor intends to voluntarily waive fees during the current fiscal year so that total operating expenses do not exceed 0.15%. Fee waivers may be discontinued at any time.

Ranges of Combined Direct and Indirect Expense Ratios

As noted above, in addition to the funds’ direct expenses, fund shareholders also indirectly bear their proportionate share of the underlying funds’ expenses. The following table lists the ranges of combined direct and indirect expense ratios borne by fund shareholders, taking into account underlying fund expenses indirectly borne by fund shareholders. Ranges are presented because the underlying funds’ expense ratios differ from one another, so that the actual combined direct and indirect expense ratios of the funds will depend on the allocation of fund assets among the underlying funds. Information concerning the underlying funds’ expense ratios is listed under “Underlying Fund Expense Ratios” on the next page.

RANGES OF COMBINED DIRECT AND INDIRECT EXPENSE RATIOS as a percentage of average net assets[1]	Strategy Aggressive Allocation Fund	Strategy Growth Allocation Fund	Strategy Growth & Income Allocation Fund	Strategy Income Allocation Fund

	1.10% to 2.11%	1.08% to 1.99%	1.13% to 1.86%	1.25% to 1.78%

1The underlying funds’ advisor intends to waive fees during the current fiscal year so that expense ratios do not exceed certain levels, as set forth in footnote 1 to the Underlying Fund Expense Ratios table on the next page. In addition, the funds’ advisor intends to waive fees during the current fiscal year so that total operating expenses for each fund do not exceed 0.15%. Taking these waivers into account, the ranges of combined direct and indirect expense ratios would be 0.46% to 1.54% for Strategy Aggressive Allocation Fund, 0.46% to 1.45% for Strategy Growth Allocation Fund, 0.53% to 1.30% for Strategy Growth & Income Allocation Fund, and 0.60% to 1.13% for Strategy Income Allocation Fund. Waivers may be discontinued at any time.

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Example This example is intended to help you compare the cost of investing in the funds with the cost of investing in other mutual funds. It is based upon the midpoint of the expense ranges set forth above, and assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that each fund’s operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your cost would be:

	Strategy Aggressive Allocation Fund	Strategy Growth Allocation Fund	Strategy Growth & Income Allocation Fund	Strategy Income Allocation Fund

1 year	$164	$157	$152	$155
3 years	$507	$486	$472	$479
5 years	$874	$839	$815	$827
10 years	$1,907	$1,834	$1,784	$1,807

Underlying Fund Expense Ratios

The table below lists the expense ratios of the underlying funds. Information in the table is for Class Z shares of Prime Obligations Fund and Class Y shares of each other underlying fund, which are the only classes in which the funds will invest. The ratios presented are based on expenses during the fiscal year ended September 30, 2003.1

Underlying Fund	Expense Ratio

Equity Income Fund	0.95%
Equity Index Fund	0.55%
Large Cap Growth Opportunities Fund	0.94%
Large Cap Select Fund	0.99%
Large Cap Value Fund	0.95%
Mid Cap Growth Opportunities Fund	1.00%
Mid Cap Index Fund	0.59%
Mid Cap Value Fund	1.00%
Small Cap Growth Opportunities Fund	1.72%
Small Cap Index Fund	0.80%
Small Cap Select Fund	1.00%
Small Cap Value Fund	1.00%
Real Estate Securities Fund	1.03%
Technology Fund	1.04%
International Fund	1.40%
Core Bond Fund	0.80%
High Income Bond Fund	1.01%
Inflation Protected Securities Fund	0.80%
Prime Obligations Fund	0.22%

1Actual expense ratios for the fiscal year were lower than those shown in the table because of fee waivers by the advisor. The advisor intends to waive fees during the current fiscal year so that expense ratios do not exceed the following amounts: Equity Income Fund, 0.90%; Equity Index Fund, 0.37%; Large Cap Growth Opportunities Fund, 0.90%; Large Cap Select Fund, 0.90%; Large Cap Value Fund, 0.90%; Mid Cap Growth Opportunities Fund, 0.95%; Mid Cap Index Fund, 0.50%; Mid Cap Value Fund, 0.95%; Small Cap Growth Opportunities Fund, 1.68%; Small Cap Index Fund, 0.68%; Small Cap Select Fund, 0.96%; Small Cap Value Fund, 0.98%; Real Estate Securities Fund, 0.98%; Technology Fund, 0.98%; International Fund, 1.35%; Core Bond Fund, 0.70%; High Income Bond Fund, 0.75%; Inflation Protected Securities Fund, 0.60%; and Prime Obligations Fund, 0.20%. Fee waivers may be discontinued at any time, except in the case of Prime Obligations Fund, for which there is a contractual fee waiver in place until November 30, 2004.

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Management of the Funds

U.S. Bancorp Asset Management, Inc., is each fund’s investment advisor. U.S. Bancorp Asset Management provides investment management services to individuals and institutions, including corporations, foundations, pensions, and retirement plans. As of September 30, 2004, U.S. Bancorp Asset Management and its affiliates had more than $119 billion in assets under management, including investment company assets of more than $53 billion. As investment advisor, U.S. Bancorp Asset Management manages each fund’s business and investment activities, subject to the authority of the funds’ board of directors.

The funds are managed by a team of persons associated with U.S. Bancorp Asset Management.

Management of the Underlying Funds

Each of the underlying funds is managed by a team of persons associated with U.S. Bancorp Asset Management, except for International Fund, which is managed by a team of persons from Clay Finlay Inc.

Clay Finlay Inc. (Clay Finlay) is the sub-advisor to the International Fund and is responsible for the investment and reinvestment of the fund’s assets and the placement of brokerage transactions for the fund. Clay Finlay has been retained by the fund’s investment advisor and is paid a portion of the advisory fee.

Clay Finlay, an international equity investment management firm headquartered in New York, was founded in 1982, and has a network of offices in London, Geneva, Melbourne, and Tokyo. International equity investment management has always been Clay Finlay’s only business. Clay Finlay offers a full range of global, international (diversified and concentrated), and regional (Europe, Continental Europe, Japan, Pacific Basin ex Japan, and Global Emerging Markets) equity mandates. Clay Finlay is a wholly owned subsidiary of Old Mutual plc. Old Mutual is a publicly owned international financial services group listed on the London Stock Exchange. As of September 30, 2004, Clay Finlay had more than $7.5 billion in assets under management.

At a meeting held on September 16, 2004, the board of directors of First American Investment Funds, Inc., approved the appointment of J.P. Morgan Investment Management Inc. (JPMorgan) as the sub-advisor to the fund, subject to the approval of the fund’s shareholders. A shareholder meeting to vote on the appointment of JPMorgan has been scheduled for December 8, 2004. Assuming shareholder approval is obtained, JPMorgan is expected to assume management of the fund from Clay Finlay shortly after the shareholder meeting. A proxy statement containing detailed information concerning JPMorgan will be provided to the fund’s shareholders before they are asked to vote on JPMorgan’s appointment.

J.P. Morgan Investment Management Inc. is a registered investment adviser under JPMorgan Fleming Asset Management, which had approximately $735 billion in assets under management as of September 30, 2004. The firm, which is based in New York City, was founded in 1838 and is the marketing name of the asset management business of JPMorgan Chase & Co., a publicly-traded company (NYSE:JPM).

James Fisher heads the JPMorgan team that will manage the International Fund. Mr. Fisher is a senior portfolio manager and managing director in the firm’s global portfolio group based in London. He joined the firm in 1985.

Reviewing Investment Options

You may review and make changes to your investment options by calling the U.S. Bank Employee Service Center at 1-800-806-7009 or logging on to the U.S. Bank 401(k) Savings Plan Web site at www.yourbenefitsresources.com/usbank.

Using the U.S. Bank Employee Service Center or the U.S. Bank Retirement Program Web site, you can transfer money between investment funds on a daily basis. This applies to transfers to and from all accounts, including pre-tax, after-tax, rollover, and matching contribution accounts. You may transfer whatever dollar amount you choose out of each fund separately. Therefore, you can move money from one investment fund to one or more other investment funds without affecting all of the other funds in your account.

Transactions must be made and transfers confirmed by 3 p.m. (Central time), in order for the transfers to be effective the same day. If the New York Stock Exchange is closed or closes earlier than 3 p.m. (Central time) on that day, or there are unusual circumstances, earlier cutoffs will be applied.

Current account balance investment election changes not confirmed by 3 p.m. (Central time) or prior to stock market close, if earlier, will become effective the following business day and valued at the applicable closing market price(s) on the day the changes become effective.

The Plan is intended to constitute a plan as described in Section 404(c) of the Employee Retirement Income Security Act of 1975 (ERISA) and Title 29 of the Code of Federal Regulations Section 2550.404c-1. Since you will be choosing how to invest your account, you will be liable for any losses resulting from your investment elections. The fiduciaries of the Plan and U.S. Bank will not be liable for these losses.

Plan Distributions and Taxes

Distributions may be requested by calling the U.S. Bank Employee Service Center at 1-800-806-7009.

Distributions from the U.S. Bank 401(k) Savings Plan are generally taxable and subject to withholding in the current year unless the participant requests a direct rollover to an IRA or another qualified plan. Certain distributions such as distributions from an employee’s after-tax account or, in some circumstances, portions of distributions made after a participant has attained age 70½ may not be rolled over to an IRA or another qualified plan. Generally, an employee’s distribution will be taxed at ordinary income tax rates. Distributions made before a participant attains age 59½ are subject to a 10% penalty tax unless an exception applies.

Participants in the U.S. Bank 401(k) Savings Plan will not be taxed on pretax earnings reductions or on employer contributions at the time such amounts are allocated to their accounts. Pretax contributions, however, are subject to tax under FICA and FUTA. Participants will not be taxed on the income earned on any securities in the trust fund until they are withdrawn or distributed under the Plan.

To inquire about or initiate loans against your 401(k) Savings Plan, call the U.S. Bank Employee Service Center at 1-800-806-7009 or log on to the Internet Web site at www.yourbenefitsresources.com/usbank.

First American Funds P.O. Box 1330, Minneapolis, MN 55440-1330

U.S. Bancorp Asset Management, Inc., serves as the investment advisor to the First American Funds.

9/2004

Fund Profile –	First American Asset Allocation Funds